                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 12, 2001
                                                         ----------------


                                  GenCorp Inc.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-01520                34-0244000
            ----                         -------                ----------
(State or Other Jurisdiction        (Commission File           IRS Employer
      of Incorporation)                  Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California            95670
-------------------------------------------------------            -----
      (Address of Principal Executive Offices)                   (Zip Code)


P.O. Box 537012, Sacramento, California                          95853-7012
---------------------------------------                          ----------
         (Mailing Address)                                       (Zip Code)


Registrant's telephone number, including area code (916) 355-4000
                                                   --------------

ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on January 12, 2001.

In the release, GenCorp Inc. announced that it has joined six other companies in signing an agreement with the Main San Gabriel Basin Watermaster, San Gabriel Basin Water Quality Authority, and certain other water purveyors to implement a groundwater cleanup project in the Baldwin Park Superfund Operable Unit (BPOU) of San Gabriel Valley in Southern California.

ITEM 7.  EXHIBITS


Table                                                                    Exhibit
Item No.                Exhibit Description                               Number
--------                -------------------                               ------

   99 GenCorp Inc. press release dated January 12, 2001 announcing that 99.1 GenCorp Inc. has signed an agreement with Main San Gabriel Basin Watermaster and San Gabriel Basin Water Quality Authority clearing the way for a major groundwater clean up effort.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GENCORP INC.


                                  By: /s/ William R. Phillips
                                      ----------------------------------
                                Name: William R. Phillips
                               Title: Senior Vice President, Law,
                                      General Counsel and Secretary


Dated:  January 16, 2001